Exhibit 10.29


[364-Day Agreement]                                            EXECUTION VERSION

================================================================================




                      AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of March 13, 2002

                                      among

                               ALBERTSON'S, INC.,

                              BANK OF AMERICA, N.A.

                            as Administrative Agent,


                                 BANK ONE, N.A.,

                              as Syndication Agent,

                       UNION BANK OF CALIFORNIA, N.A. and
                             WELLS FARGO BANK, N.A.,

                             as Documentation Agents

                                       and

                  THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO


                                   Arranged by


                         Banc of America Securities LLC,

                               Sole Lead Arranger
                              and Sole Book Manager









================================================================================


SFRLIBI\MMK\6146301.06                                  364-Day Credit Agreement

                      AMENDED AND RESTATED CREDIT AGREEMENT

          This Amended and Restated Credit Agreement (this "Agreement") is entered into as of March 13, 2002, among Albertson's, Inc., a Delaware corporation (the "Company"), the several financial institutions from time to time party to this Agreement (individually, a "Bank" and, collectively, the
"Banks"), Bank One, N.A., as syndication agent (in such capacity, the "Syndication Agent"), Union Bank of California, N.A. and Wells Fargo Bank, N.A., as documentation agents (in such capacity, the "Documentation Agents") and Bank of America, N.A., as administrative agent for itself and the Banks (in such capacity, the "Agent").

          WHEREAS, the Company, the Banks party thereto and the Agent entered into a Credit Agreement dated as of March 22, 2000, as amended and restated as of March 15, 2001 (as in effect as of the date of this Agreement, the "Original Agreement") providing for a 364-day revolving credit facility; and

          WHEREAS, the parties hereto desire to amend the Original Agreement as set forth herein and to restate the Original Agreement in its entirety to read as set forth in the Original Agreement with the amendments specified below, subject to the terms and conditions of this Agreement;

          NOW, THEREFORE, the parties hereto agree as follows:

1.   Definitions; References; Interpretation.

     (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Original Agreement shall have the meaning assigned to such term in the Original Agreement.

     (b) Each reference to "this Agreement", "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Original Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date (as defined in subsection 2) refer to the Original Agreement as amended and restated hereby.

     (c) The rules of interpretation set forth in Section 1.02 of the Original Agreement shall be applicable to this Agreement.

2. Amendments to Original Agreement. Subject to the terms and conditions hereof, the Original Agreement is amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 4 (the "Effective Date"):

     (a) Syndication Agent and Documentation Agents. References in the Original Agreement to the Syndication Agent, the Documentation Agent, the Senior Managing Agents and the Managing Agents shall be deemed to be references to the Syndication Agent and the Documentation Agents named herein.

     (b) Amendments to Article I of the Original Agreement.


SFRLIBI\MMK\6146301.06                 2                364-Day Credit Agreement

          (1) The term "Notes" defined in the Original Agreement shall include from and after the Effective Date the Notes delivered under this Agreement.

          (2) The definition of "Closing Date" is amended in its entirety to provide as follows:

               "Closing Date" means the date occurring on or before March 13, 2002 on which all conditions precedent set forth in Section 4.01 are satisfied or waived by all Banks (or, in the case of subsection 4.01(e), waived by the Person entitled to receive such payment).

          (3) The definition of "Revolving Termination Date" is amended in its entirety to provide as follows:

               "Revolving Termination Date" means the earlier to occur of:

               a. March 12, 2003 as the same may be extended from time to time pursuant to Section 2.16; and

               b. The date on which the Commitments terminate in accordance with the provisions of this Agreement.

          (4) The defined term, "Company's 1998 Form 10-K" shall be deleted, and a new defined term, "Company's 2000 Form 10K" shall be added as follows:

               "Company's 2000 Form 10-K" means the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2001, as filed with the SEC pursuant to the Exchange Act.

     Accordingly, each reference to "Company's 1998 Form 10-K" in the Original Agreement shall be deemed to refer to "Company's 2000 Form 10-K," and each reference to February 3, 2000 in Sections 1.01, 4.02 and 5.10 of the Original Agreement shall be deemed to refer to February 1, 2001.

          (5) The following new defined terms shall be added:

          "Consolidated Interest Expense" means as of any date of determination, for the Company and its Subsidiaries on a consolidated basis, all interest, premium payments, fees, charges and related expenses of the Company and its Subsidiaries in connection with borrowed money or in connection with the deferred purchase price of assets, to the extent treated as interest and net of interest income in accordance with GAAP, and the portion of rent expense with respect to capitalized lease obligations that is treated as interest in accordance with GAAP, but excluding amortization of discount and deferred debt expense as determined in accordance with GAAP.

          "Consolidated Rental Expense" means as of any date of determination, for the Company and its Subsidiaries on a consolidated basis the aggregate


SFRLIBI\MMK\6146301.06                 3                364-Day Credit Agreement
     rental expense (including any contingent or percentage rental expense and any rent offsets, as applicable) of the Company and its Subsidiaries on a consolidated basis for such period in respect of all rent obligations under all operating leases for real or personal property minus any rental income of the Company and its Subsidiaries on a consolidated basis for such period (including licensee related income from licensees operating on the store premises of Company and its Subsidiaries).

          "EBITDAR" means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to (i) the sum of (a) net earnings before One Time Charges for such period, (b) all income taxes for such period, (c) Consolidated Interest Expense for such period, (d) depreciation and amortization expense for such period, and (e) Consolidated Rental Expense for such period, minus (ii) cash One Time Charges for such period.

          "Fixed Charge Coverage Ratio" means, as of any date of determination, for the Company and its Subsidiaries on a consolidated basis, the ratio of
     (a) EBITDAR for the period of four fiscal  quarters  ending on such date to
     (b) Total Fixed Charges for the period of four fiscal quarters ending on such date.

          "Initial Closing Date" means March 30, 1999.

          "One Time Charges" means unusual material charges or credits against earnings which the Company separately discloses in the discussion of the "Results of Operations" (including but not limited to merger related charges, restructuring charges, gains or losses from the disposition of assets and accounting changes).

          "Total Fixed Charges" means, for any period, for the Company and its Subsidiaries on a consolidated basis, (a) Consolidated Interest Expense for such period and (b) Consolidated Rental Expense for such period.

     (c) Amendments to Article II of the Original Agreement.

          (1) The agreement of the Bid Loan Banks to accept requests for Bid Loans from the Company pursuant to Sections 2.05 and 2.06 of the Original Agreement shall be terminated effective as of the Closing Date.

          (2) The reference to "$1,250,000,000" in Section 2.17(a)(G) of the Original Agreement shall be deleted and "$625,000,000" shall be inserted in its place.

     (d) Amendments to Article V of the Original Agreement.

          (1) The two references to October 29, 1999 in Section 5.10(b) of the Original Agreement shall be deleted and replaced by "November 1, 2001" for each such reference.

          (2) Section 5.15 shall be deleted.

     (e) Amendments to Article VII of the Original Agreement.



SFRLIBI\MMK\6146301.06                 4                364-Day Credit Agreement

          (1) The reference to "Closing Date" in Section 7.03(e) of the Original Agreement shall be deleted and "Initial Closing Date" shall be inserted in its place.

          (2)  The   Minimum   Consolidated   Tangible   Net  Worth   amount  of
$2,100,000,000 set forth in Section 7.05 of the Original Agreement shall be deleted and the amount "$3,000,000,000" shall be inserted in its place.

          (3) A new Section 7.06 shall be added as follows:

               7.06 Fixed Charge Coverage Ratio. The Company shall not permit its Fixed Charge Coverage Ratio as determined as of the last day of any fiscal quarter to be less than 2.70 to 1.00.

     (f) Amendment to Article VIII of the Original Agreement. Subsection 8.01(c) of the Original Agreement is amended in its entirety to provide as follows:

               (c) Specific Defaults. The Company shall fail to observe or perform any covenant contained in Sections 7.01 through 7.06, inclusive; or

     (g) Amendment to Schedule 2.01 of the Original Agreement. Schedule 2.01 of the Original Agreement is replaced in its entirety by Schedule 2.01 (Amended) of this Agreement.

     (h) Amendment to Schedule 10.02 of the Original Agreement. Schedule 10.02 of the Original Agreement is replaced in its entirety by Schedule 10.02 (Amended) of this Agreement.

     (i)  Amendment  to Exhibit C of the  Original  Agreement.  Exhibit C of the
Original Agreement is replaced in its entirety by Exhibit C (Amended) of this Agreement.

3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

     (a) No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Original Agreement contemplated hereby).

     (b) The execution, delivery and performance by the Company of this Agreement and the Original Agreement (as amended and restated by this Agreement) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

     (c) This Agreement, each Note delivered hereunder and the Original Agreement (as amended and restated by this Agreement) constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

     (d) All representations and warranties of the Company contained in the Original Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that this subsection (d) shall be deemed instead to refer to (x) the last day of the most


SFRLIBI\MMK\6146301.06                 5                364-Day Credit Agreement
recent quarter and year for which financial statements have then been delivered;
(y) to the most recent Form 10-K and Forms 10-Q filed subsequently thereto by the Company with the SEC, in respect of the representations and warranties made in Section 5.05 of the Original Agreement; and (z) to the most recent Form 10-K filed by the Company with the SEC, in respect of the representations and warranties made in Section 5.10(a) of the Original Agreement).

     (e) There has occurred since February 1, 2001 (except as disclosed in any public filings since such date), no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

     (f) The Company is entering into this Agreement on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     (g) The Company's obligations under the Original Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4.   Conditions of Effectiveness.

     (a) The effectiveness of Section 2 of this Agreement shall be subject to the satisfaction of each of the following conditions precedent:

          (1) The Agent shall have received from the Company and each of the Banks (i) a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Agreement; and (ii) if requested by any Bank, a Note (or replacement Note) substantially in the form of Exhibit I to the Original Agreement.

          (2) The Agent shall have received evidence of payment by the Company of all fees, costs and expenses due and payable as of the Effective Date hereunder and under the Original Agreement, including any costs and expenses payable under Section 7(g) of this Agreement (including the Agent's Attorney Costs, to the extent invoiced on or prior to the Effective Date).

          (3) The Agent shall have received from the Company a copy of the resolutions passed by the board of directors of the Company, certified as of the Effective Date by the Secretary or an Assistant Secretary of such Person, authorizing the execution, delivery and performance of this Agreement, the Notes to be delivered hereunder and the Original Agreement (as amended and restated by this Agreement).

          (4) The Agent shall have received an opinion of Paul Rowan, Group Vice President, Business Law, and Acting General Counsel to the Company, dated the Effective Date and addressed to the Agent and the Banks, in substantially the form of Exhibit D to the Original Agreement.

          (5) The Agent shall have received a favorable opinion of Brobeck, Phleger & Harrison LLP, special counsel to the Agent, in substantially the form of the opinion delivered in connection with the Original Agreement, dated as of the Effective Date.


SFRLIBI\MMK\6146301.06                 6                364-Day Credit Agreement

          (6) The Agent shall have received all other documents it or any Bank may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Agent and each Bank.

          (7) The representations and warranties in Section 3 of this Agreement shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

     (b) For purposes of determining compliance with the conditions specified in
Section 4(a), each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank.

     (c) From and after the Effective Date, the Original Agreement is amended as set forth herein and is restated in its entirety to read as set forth in the Original Agreement with the amendments specified herein, and all outstanding Notes under the Original Agreement shall be superseded and replaced by the Notes delivered under this Agreement. All such previously outstanding Notes will be deemed cancelled upon the occurrence of the Effective Date. The Original Agreement (as amended and restated by this Agreement) is hereby ratified and confirmed in all respects.

     (d) The Agent will notify the Company and the Banks of the occurrence of the Effective Date.

5. Fees. At Closing, the Company shall pay to the Agent for itself the fees set forth in the Fee Letter dated as of February 15, 2002 by and between the Company, the Lead Arranger and the Agent.

6. Certain Transitional Matters. On the Effective Date, the Banks party to the Original Agreement, as amended and restated hereby, shall be the Banks listed on the signature pages hereof and shall have the respective Commitments in the amounts set forth in Schedule 2.01 (Amended) of this Agreement. Without limiting the generality of the foregoing, on the Effective Date, any Banks party to the Original Agreement not listed on the signature pages hereof shall cease to be parties to the Original Agreement, and each new Bank listed on the signature pages hereof not previously party to the Original Agreement shall be and become a party to the Original Agreement and shall have all of the rights and be obligated to perform all of the obligations of a Bank thereunder with a Commitment in the amount set forth opposite such Bank's name in Schedule 2.01 (Amended) of this Agreement.

7.   Miscellaneous.

     (a) The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Agreement shall not be deemed to create a course of dealing or an obligation to execute similar amendments or provide any waivers or other amendments under the same or similar circumstances in the future.


SFRLIBI\MMK\6146301.06                 7                364-Day Credit Agreement

     (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

     (c) This Agreement shall be governed by and construed in accordance with the law of the State of New York provided that the Agent and the Banks shall retain all rights arising under Federal law.

     (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

     (e) This Agreement contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Agreement supersedes all prior drafts and communications with respect hereto. This Agreement may not be amended except in accordance with the provisions of Section
10.01 of the Original Agreement.

     (f) If any term or provision of this Agreement shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Agreement, the Original Agreement or the Loan Documents.

     (g) The Company agrees to pay or reimburse BofA (including in its capacity as Agent), upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by BofA (including in its capacity as Agent) in connection with the development, preparation, negotiation, execution and delivery of this Agreement.

                            [Signature pages follow]














SFRLIBI\MMK\6146301.06                 8                364-Day Credit Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                       ALBERTSON'S, INC.


                                       By:    /s/ John F. Boyd
                                              ----------------------------------

                                       Name:  John F. Boyd
                                              ----------------------------------

                                       Title: Group Vice President
                                                and Treasurer
                                              ----------------------------------



                                      S-1               364-Day Credit Agreement



                                       BANK OF AMERICA, N.A., as
                                       Administrative Agent and as a Bank


                                       By:    /s/ Dan Killian
                                              ----------------------------------

                                       Name:  Dan M. Killian
                                              ----------------------------------

                                       Title: Managing Director
                                              ----------------------------------



                                      S-2               364-Day Credit Agreement



                                       BANK ONE, N.A. as Syndication Agent
                                       and as a Bank


                                       By:    /s/ Paul E. Rigby
                                              ----------------------------------

                                       Name:  Paul E. Rigby
                                              ----------------------------------

                                       Title: Managing Director
                                              ----------------------------------



                                      S-3               364-Day Credit Agreement

                                       UNION BANK OF CALIFORNIA, N.A.
                                       as Documentation Agent and as a Bank


                                       By:    /s/ Richard A. Sutter
                                              ----------------------------------

                                       Name:  Richard A. Sutter
                                              ----------------------------------

                                       Title: Vice President
                                              ----------------------------------



                                      S-4               364-Day Credit Agreement



                                       WELLS FARGO BANK, N.A.
                                       as Documentation Agent and as a Bank


                                       By:    /s/ Steven J. Anderson
                                              ----------------------------------

                                       Name:  Steven J. Anderson
                                              ----------------------------------

                                       Title: Senior Vice President
                                              ----------------------------------



                                      S-5               364-Day Credit Agreement



                                       BANK OF OKLAHOMA, N.A.


                                       By:    /s/ John Tyson
                                              ----------------------------------

                                       Name:  John M. Tyson
                                              ----------------------------------

                                       Title: Assistant Vice President
                                              ----------------------------------



                                      S-6               364-Day Credit Agreement

                                       FIRST UNION NATIONAL BANK


                                       By:    /s/ Anthony Braxton
                                              ----------------------------------

                                       Name:  Anthony D. Braxton
                                              ----------------------------------

                                       Title: Director
                                              ----------------------------------



                                      S-7               364-Day Credit Agreement



                                       KEYBANK NATIONAL ASSOCIATION


                                       By:    /s/ Keven D. Smith
                                              ----------------------------------

                                       Name:  Keven D. Smith
                                              ----------------------------------

                                       Title: Vice President
                                              ----------------------------------



                                      S-8               364-Day Credit Agreement



                                       MERRILL LYNCH BANK USA


                                       By:    /s/ D. Kevin Imlay
                                              ----------------------------------

                                       Name:  D. Kevin Imlay
                                              ----------------------------------

                                       Title: Senior Credit Officer
                                              ----------------------------------



                                      S-9               364-Day Credit Agreement

                                       THE NORTHERN TRUST COMPANY


                                       By:    /s/ Christopher McKean
                                              ----------------------------------

                                       Name:  Christopher L. McKean
                                              ----------------------------------

                                       Title: Second Vice President
                                              ----------------------------------



                                      S-10              364-Day Credit Agreement



                                       TCF NATIONAL BANK


                                       By:    /s/ Russell McMinn
                                              ----------------------------------

                                       Name:  Russell P. McMinn
                                              ----------------------------------

                                       Title: Senior Vice President
                                              ----------------------------------



                                      S-11              364-Day Credit Agreement



                                       UMB BANK, N.A.


                                       By:    /s/ David Proffitt
                                              ----------------------------------

                                       Name:  David A. Proffitt
                                              ----------------------------------

                                       Title: Senior Vice President
                                              ----------------------------------



                                      S-12              364-Day Credit Agreement

                             SCHEDULE 2.01 (AMENDED)

                                   COMMITMENTS
                               AND PRO RATA SHARES

BANK                                      COMMITMENT            PRO RATA SHARE
---------------------------------     ------------------      ------------------

BANK OF AMERICA, N.A.                   $70,000,000.00          20.000000000%*

BANK ONE, N.A.                           60,000,000.00          17.142857143%*

UNION BANK OF CALIFORNIA, N.A.           50,000,000.00          14.285714286%*

WELLS FARGO BANK, N.A.                   50,000,000.00          14.285714286%*

KEYBANK NATIONAL ASSOCIATION             25,000,000.00           7.142857143%*

MERRILL LYNCH BANK USA                   25,000,000.00           7.142857143%*

THE NORTHERN TRUST COMPANY               25,000,000.00           7.142857143%*

TCF NATIONAL BANK                        15,000,000.00           4.285714286%*

BANK OF OKLAHOMA, N.A.                   10,000,000.00           2.857142857%*

FIRST UNION NATIONAL BANK                10,000,000.00           2.857142857%*

UMB BANK, N.A.                           10,000,000.00           2.857142857%*
                                     -------------------       -----------------


                       TOTAL           $350,000,000.00         100.000000000%*

* [9 DECIMAL PTS.]














SFRLIBI\MMK\6146301.06          S-2.01(Amended)-1.      364-Day Credit Agreement

                            SCHEDULE 10.02 (AMENDED)

             PAYMENT OFFICES; ADDRESSES FOR NOTICES; LENDING OFFICES

COMPANY

Address for Notices:

Albertson's, Inc.
250 Parkcenter Blvd.
Box 20
Boise, Idaho  83726
Attention:  Finance Department
Telephone:  (208) 395-6534
Facsimile:  (208) 395-6631


BANK OF AMERICA, N.A., as Agent
----------------------

Notices for Borrowing, Conversions/Continuations, and Payments:

Bank of America, N.A.
Mail Code:  CA4-706-05-09
Agency Services #5596
1850 Gateway Boulevard, 5th Floor
Concord, California  94520
Attention:  Jeff Khamsivone
Telephone:  (925) 675-8432
Facsimile:  (888) 969-2451


Other Notices:

Bank of America, N.A.
Mail Code: CA5-701-05-19
Agency Services #5596
1455 Market Street, 5th Floor
San Francisco, CA 94103-1339
Attention:  Annie Cuenco
Telephone:  (415) 436-4008
Facsimile:  (415) 503-5007






SFRLIBI\MMK\6146301.06         S-10.02(Amended)-1       364-Day Credit Agreement
with a copy to:

Bank of America, N.A.
Portfolio Management - Retail Group
Mail Code:  TX1-492-66-01
901 Main Street, 66th Floor
Dallas, TX 75202
Attention:  Daniel M. Killian, Managing Director
Telephone:  (214) 209-0978
Facsimile:  (415) 209-0905

Agent's Payment Office:

Bank of America, N.A.
ABA No. 111000012
Attention:  Agency Administrative Services Unit #5596
Reference:  Albertson's, Inc.
For credit to Acct. No. 37508-36479


BANK OF AMERICA, N.A., as a Bank
-----------------------

Domestic and Offshore Lending Office:
(Borrowing Notices, Notices of Conversion/Continuation and Payments)

Bank of America, N.A.
Mail Code:  CA4-706-05-09
Agency Services #5596
1850 Gateway Boulevard, 5th Floor
Concord, California  94520
Attention:  Jeff Khamsivone
Telephone:  (925) 675-8432
Facsimile:  (888) 969-2451

All other Notices:

Bank of America, N.A.
Portfolio Management - Retail Group
Mail Code:  TX1-492-66-01
901 Main Street, 66th Floor
Dallas, TX 75202
Attention:  Daniel M. Killian, Managing Director
Telephone:  (214) 209-0978
Facsimile:  (415) 209-0905





SFRLIBI\MMK\6146301.06         S-10.02(Amended)-2       364-Day Credit Agreement

BANK ONE, N.A., as Syndication Agent and as a Bank
--------------

Domestic and Offshore Lending Office:

Bank One, NA
1 Bank One Plaza
IL1-0088
Chicago, Illinois  60670
Attention:  April Yebd
Telephone:  (312) 732-4823
Facsimile:  (312) 732-2715


Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Bank One, NA
1 Bank One Plaza
IL1-0086
Chicago, Illinois  60670
Attention:  Paul E. Rigby, Senior Vice President
Telephone:  (312) 732-6132
Facsimile:  (312) 732-2715


UNION BANK OF CALIFORNIA, N.A., as Documentation Agent and as a Bank
------------------------------

Domestic and Offshore Lending Office:

Union Bank of California, N.A.
Commercial Customer Service Unit
1980 Saturn Street
Monterey Park, California  91755
Attention:  Ruby Gonzales
Telephone:  (323) 720-7055
Facsimile:  (323) 724-6198


Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Union Bank of California, N.A.
350 California Street, 6th Floor
San Francisco, California  94104
Attention:  Timothy P. Streb, Vice President
Telephone:  (415) 705-7021
Facsimile:  (415) 705-5093



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

WELLS FARGO BANK, N.A., as Documentation Agent and as a Bank
----------------------

Domestic and Offshore Lending Office:

Wells Fargo Bank, N.A.
201 Third Street
MAC A0187-081
San Francisco, California  94103
Attention:  Ginnie Padgett
Telephone:  (415) 477-5374
Facsimile:  (415) 512-1943


Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Wells Fargo Bank, N.A.
999 Third Avenue, 11th Floor
MAC P6540-11E
Seattle, Washington  98104
Attention:  Steven J. Andersen
Telephone:  (206) 292-3666
Facsimile:  (206) 292-3595


Secondary Contact:

Wells Fargo Bank, N.A.
1300 SW 5th Ave., 7th Floor
MAC P6101-076
Portland, OR  97201
Attention:  Meggie A. Chichioco
Telephone:  (503) 886-2215
Facsimile:  (503) 886-2211


BANK OF OKLAHOMA, N.A.

Domestic and Offshore Lending Office:

Bank of Oklahoma, N.A.
One Williams Center 84
Tulsa, Oklahoma  74172
Attention:  Sharon Shannon
Telephone:  (918) 588-6335
Facsimile:  (918) 280-3368



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

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Bank of Oklahoma, N.A.
P.O. Box 2300
Tulsa, Oklahoma  74192
Attention:  Jane Faulkenberry, Senior Vice President
Telephone:  (918) 588-6272
Facsimile:  (918) 280-3368


FIRST UNION NATIONAL BANK

Domestic and Offshore Lending Office:

First Union National Bank
201 So. College St.
CP-17
Charlotte, NC  28288
Attention:  Todd Tucker
Telephone:  (704) 383-0905
Facsimile:  (704) 383-7999


Notices (other than Borrowing Notice and Notices of Conversion/Continuation):

First Union National Bank
1339 Chestnut Street
Philadelphia, PA  19107
Attention:  Anthony Braxton, Director
Telephone:  (267) 321-6606
Facsimile:  (267) 321-6700


KEYBANK NATIONAL ASSOCIATION

Domestic and Offshore Lending Office:

KeyBank National Association
431 E. Parkcenter Blvd.
Boise, ID  83706
Attention:  Western Loan Services, Specialty Services
Telephone:  (800) 297-5518
Facsimile:  (800) 297-5495



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

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

KeyBank National Association
601 108th Avenue, N.E., 5th Floor
Mailstop: WA-31-18-0512
Bellevue, WA  98004
Attention:  Keven D. Smith, Portfolio Manager
Telephone:  (425) 709-4579
Facsimile:  (425) 709-4587


MERRILL LYNCH BANK USA

Domestic and Offshore Lending Office:

Merrill Lynch Bank USA
15 W. South Temple
Suite 300
Salt Lake City, UT  84101
Attention:  Frank Stepan
Telephone:  (801) 526-8316
Facsimile:  (801) 359-4667

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Merrill Lynch Bank USA
15 W. South Temple, Suite 300
Salt Lake City, UT  84101
Attention:  Butch Alder, VP - Corp. Lending Officer
Telephone:  (801) 526-8324
Facsimile:  (801) 531-7470


THE NORTHERN TRUST COMPANY

Domestic and Offshore Lending Office:

The Northern Trust Company
50 South LaSalle
Chicago, Illinois  60675
Attention:  Linda Honda
Telephone:  (312) 444-3532
Facsimile:  (312) 630-1566



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

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

The Northern Trust Company
50 South LaSalle
Chicago, Illinois  60675
Attention:  David J. Mitchell
Telephone:  (312) 444-5033
Facsimile:  (312) 444-5055


TCF NATIONAL BANK

Domestic and Offshore Lending Office:

TCF National Bank
500 W. Brown Deer Road
P.O. Box 170995
Milwaukee, WI 53217-8096
Attention: Sue Binder
Telephone: (414) 351-8657
Facsimile: (414) 351-8694


Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

TCF National Bank
500 W. Brown Deer Road
P.O. Box 170995
Milwaukee, WI 53217-8096
Attention:  Russell P. McMinn, Senior Vice President
Telephone:  (414) 351-8383
Facsimile:  (414) 351-8680


UMB BANK, N.A.

Domestic and Offshore Lending Office:

UMB Bank, N.A.
928 Grand Boulevard
Kansas City, Missouri  64106
Attention:  Vaughnda Ritchie
Telephone:  (816) 860-7019
Facsimile:  (816) 860-7796



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

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, Missouri  64106
Attention:  David A. Proffitt, Senior Vice President
Telephone:  (816) 860-7935
Facsimile:  (816) 860-7143






























SFRLIBI\MMK\6146301.06         S-10.02(Amended)-8       364-Day Credit Agreement

                               EXHIBIT C (AMENDED)

                         FORM OF COMPLIANCE CERTIFICATE



                                ALBERTSON'S, INC.


                    Financial Statements Date: ______________


          Reference is made to that certain Amended and Restated Credit Agreement dated as of March 13, 2002 (as extended, renewed, amended or restated from time to time, the "364-Day Credit Agreement"), among Albertson's, Inc. (the "Company"), the several financial institutions from time to time party thereto (the "Banks") and Bank of America, N.A., as Agent (in such capacity, the
"Agent"). Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the 364-Day Credit Agreement.

          The undersigned Responsible Officer of the Company hereby certifies as of the date hereof that he/she is the [_______________] of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Banks and the Agent on the behalf of the Company and its consolidated Subsidiaries, and that:

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection 6.01(a) of the 364-Day Credit Agreement.]

          1. Attached hereto are true and correct copies of the audited consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of the fiscal year ended _______________ and the related consolidated statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the SEC, accompanied by the unqualified opinion of the Independent Auditor, which opinion
(a) shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and (b) is not qualified as to (i) going concern, or (ii) any limitation in the scope of audit.


                                       or

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection 6.01(b) of the 364-Day Credit Agreement.]

     1. Attached hereto are true and correct copies of the unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of the fiscal quarter ended _________ and the related consolidated statements of income, shareholders' equity and cash flows for the period



SFRLIBI\MMK\6146301.06                C-1               364-Day Credit Agreement
commencing on the first day and ending on the last day of such quarter, which are complete and accurate in all material respects and fairly present, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position, the results of operations and the cash flows of the Company and the Consolidated Subsidiaries.

     2. The undersigned has reviewed and is familiar with the terms of the 364-Day Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Company and its Subsidiaries during the accounting period covered by the attached financial statements.

     3. The Company and its Subsidiaries, during such period, have observed, performed or satisfied all of the covenants and other agreements, and satisfied every condition in the 364-Day Credit Agreement to be observed, performed or satisfied by the Company and its Subsidiaries, and the undersigned has no knowledge of any Default or Event of Default.

     4. The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Certificate.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate as the ____________ of the Company as of ______________, _______.

                                         ALBERTSON'S, INC.


                                         By:
                                             -----------------------------------

                                         Title:
                                               ---------------------------------















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


                                   SCHEDULE 1
                          to the Compliance Certificate


                                ALBERTSON'S, INC.
               364-DAY CREDIT AGREEMENT DATED AS OF MARCH 13, 2002

Dated _________________

For the fiscal quarter ended __________

(in thousands)



Consolidated Tangible Net Worth Calculation:


Common stock                                                        $___________

Capital in excess                                                    ___________

Retained earnings                                                    ___________


Stockholders' equity                                                 ___________

    Plus:    Deferred investment tax credits                         ___________

    Minus:   Intangible assets:
             (specify)                                               ___________

    Plus:    CTNW Adjustments, if any:
             (specify)                                               ___________


Consolidated Tangible Net Worth                                     $___________



Section 7.05:  Consolidated Tangible Net Worth shall be not         $___________
                 less than $3.0 billion








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



Fixed Charge Coverage Ratio Calculation:


Net Earnings before One Time Charges                                $___________

Income Taxes                                                         ___________

Consolidated Interest Expense                                        ___________

Depreciation & Amortization                                          ___________

Consolidated Rental Expense                                          ___________

        Minus:

                 Cash One Time Charges                              $___________


               EBITDAR                                              $___________


Consolidated Interest Expense                                       $___________

Consolidated Rental Expense                                          ___________


Total Fixed Charges                                                 $___________


               Fixed Charge Coverage                                 ___________


Section 7.06:  Fixed Charge Coverage Ratio shall be not
               less than 2.70 to 1.00.                               ___________
















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